As filed with the Securities and Exchange Commission on August 13, 1996

                                                      Registration No. 333-09507
- --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                MICROFRAME, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)

          New Jersey                                   22-2413505
          ----------                                   ----------
(State or other jurisdiction of          (I.R.S. Employer Identification Number)
incorporation or organization)

                                21 Meridian Road
                            Edison, New Jersey 08820
                                 (908) 494-4440
                     --------------------------------------
               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)

                                 Stephen B. Gray
                      President and Chief Operating Officer
                                MicroFrame, Inc.
                                21 Meridian Road
                            Edison, New Jersey 08820
                                 (908) 494-4440
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

     Copies of all communications, including all communications sent to the agent for service, should be sent to:

                              James Alterbaum, Esq.
                       Parker Chapin Flattau & Klimpl, LLP
                           1211 Avenue of the Americas
                            New York, New York 10036

                     ---------------------------------------

           Approximate date of commencement of proposed sale to the public: from time to time after the effective date of this Registration Statement as determined by market conditions.


                     ---------------------------------------

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16.   Exhibits


Exhibit
   No.          Description of Exhibit
   ---          ----------------------

4.1        Certificate  of  Incorporation   of  the  Company.   Incorporated  by
           reference to Exhibit 3.2 of the Form 10-K for the fiscal year ended March 31, 1992.

4.2 By-Laws of the Company. Incorporated by reference to Exhibit 3.2 of Amendment No. 1 to the Company's Registration Statement on Form SB-2 (No. 33-66688) dated October 26, 1993 ("Amendment No. 1 to the Registration Statement").

4.3 Amendment No. 2 of the Company's By-Laws. Incorporated by reference to Exhibit 3.3 to the Form 10-KSB for the fiscal year ended March 31, 1996.

4.4        Amendment to Certificate of  Incorporation  filed September 14, 1992.
           Incorporated by reference to Exhibit 3.3 of the Form 10-KSB for the fiscal year ended March 31, 1993.

4.5        Amendment to Certificate of  Incorporation  filed September 20, 1993.
           Incorporated by reference to Exhibit 3.4 of Amendment No. 1 to the Registration Statement.

5          Opinion of Parker Chapin Flattau & Klimpl, LLP.**

23.1       Consent of Coopers and Lybrand L.L.P.*

23.2       Consent of Price Waterhouse LLP.*

23.3       Consent of Parker Chapin Flattau & Klimpl,  LLP (contained in Exhibit
           5).

24.1       Power of Attorney *

- --------------------
*          Previously filed.
**         Filed herewith.

                                   SIGNATURES


           Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Form S-3 registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Edison, New Jersey on the 13th day of August, 1996.

                                             MICROFRAME, INC.


                                             By:   /s/  Stephen B. Gray
                                                 ----------------------------
                                                 Stephen B. Gray, President and
                                                 Chief Operating Officer


           Pursuant to the requirements of the Securities Act of 1933, this Form S-3 registration statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                     Title                         Date

/s/ Stephen B. Gray           President and Chief           August 13, 1996
- ----------------------------  Operating Officer
Stephen B. Gray               (Principal Executive Officer)



/s/ Mark A. Simmons           Vice President - Operations,  August 13, 1996
- ----------------------------  Chief Financial Officer
Mark A. Simmons               (Principal Financial Officer
                              and Principal Accounting Officer)



/s/ Stephen M. Deixler        Chairman of the Board of      August 13, 1996
- ----------------------------  Directors, Chief Executive
Stephen M. Deixler            Officer, Treasurer



/s/ Michael Radomsky          Executive Vice President,     August 13, 1996
- ----------------------------  Secretary and Director
Michael Radomsky



/s/ William H. Whitney        Vice President-Chief          August 13, 1996
- ----------------------------  Technology Officer, Assistant
William H. Whitney            Secretary, Director

MICHEHL R. GENT *             Director                      August 13, 1996
- ----------------------------
Michehl R. Gent



Stephen P. Roma *             Director                      August 13, 1996
- ----------------------------
Stephen P. Roma



DAVID I. GOULD *              Director                      August 13, 1996
- ----------------------------
David I. Gould

By: /s/ Stephen B. Gray
  --------------------------
       *Stephen B. Gray
        Attorney-in-fact

                                  EXHIBIT INDEX



Exhibit
   No.          Description of Exhibit
   ---          ----------------------

4.1 Certificate of Incorporation of the Company. Incorporated by reference to Exhibit 3.2 of the Form 10-K for the fiscal year ended March 31, 1992.

4.2        By-Laws  of the  Company.  Incorporated  by  reference  to
           Exhibit  3.2  of   Amendment   No.  1  to  the   Company's
           Registration Statement on Form SB-2 (No. 33-66688) dated October 26, 1993 ("Amendment No. 1 to the Registration Statement").

4.3 Amendment No. 2 of the Company's By-Laws. Incorporated by reference to Exhibit 3.3 to the Form 10-KSB for the fiscal year ended March 31, 1996.

4.4 Amendment to Certificate of Incorporation filed September 14, 1992. Incorporated by reference to Exhibit 3.3 of the Form 10-KSB for the fiscal year ended March 31, 1993.

4.5 Amendment to Certificate of Incorporation filed September 20, 1993. Incorporated by reference to Exhibit 3.4 of Amendment No. 1 to the Registration Statement.

5          Opinion of Parker Chapin Flattau & Klimpl, LLP.**

23.1       Consent of Coopers and Lybrand L.L.P.*

23.2       Consent of Price Waterhouse LLP.*

23.3 Consent of Parker Chapin Flattau & Klimpl, LLP (contained in Exhibit 5).

24.1       Power of Attorney.*

- --------------------
*          Previously filed.
**         Filed herewith.